EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-K (the “Form 10-K”) for the period ended June 30, 2005 of MPW Industrial Services Group, Inc. (the “Issuer”) as filed with the Securities and Exchange Commission on this date hereof. I, Robert Valentine, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 4, 2005

/s/ Robert Valentine
Robert Valentine

Vice President, Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer